SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






       Date of Report (Date of earliest event reported): February 8, 2002
                                                         ----------------


                                    AUG Corp.
                                    ---------
             (Exact name of registrant as specified in its charter)



            Delaware                     0-22341                 04-3089539
            --------                     -------                 ----------
 (State or other jurisdiction        (Commission File          (IRS Employer
       or incorporation)                  Number)           Identification No.)



             1900 Corporate Blvd., Suite 305W, Boca Raton, FL 33431
             ------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 241-9921
                                                   --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         HD Brous & Co., Inc. ("Brous") has filed an action in the United States District Court for the Eastern District of New York against the Company's subsidiary, Synthesys Secure Technologies, Inc. (HD Brous & Co., Inc. vs. Synthesys Secure Technologies, Inc. a/k/a Synthesys Technologies, Inc., case # CV 02 910). By its Complaint, Brous alleges that it performed investment banking services for Synthesys and is entitled to be compensated. Brous includes causes of action for breach of contract, unjust enrichment, constructive trust and quantum meruit, and requests both monetary damages and an award of specific performance compelling Synthesys to issue a certificate representing 500,000 shares of Synthesys stock. Synthesys denies the allegations of the Complaint and will be vigorously defending the action.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         None.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUG CORP.



                                           By: /s/ Laurence S. Isaacson
                                               -------------------------------
                                               Laurence S. Isaacson, President


Dated:    February 22, 2002































                                       -3-